UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia (State or other Jurisdiction of Incorporation)	000-22374 (Commission File Number)	58-1416811 (IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 26, 2004, Fidelity Southern Corporation issued a press release announcing the appointment of H. Palmer Proctor, Jr. to its Board of Directors. Mr. Proctor was appointed to the Board of Directors on October 21, 2004.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     Exhibit 99.1 Press release issued by Fidelity Southern Corporation on October 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ H. Palmer Proctor, Jr.
H. Palmer Proctor, Jr.
Vice President

Date: October 27, 2004

Exhibits

Exhibit No.	Description
99.1	Press release issued by Fidelity Southern Corporation on October 26, 2004.